Exhibit 99.1

2930 W. Sam Houston Pkwy N.

Suite 300

Houston, Texas 77043

phone: 713-849-9911

Flotek Industries Announces Second Quarter Earnings Conference Call and Annual

Meeting Schedule, Retirement of Jerry Dumas, Operational Update and Change in

Independent Auditors

HOUSTON, July 14/PRNewswire-FirstCall/ —

•

Flotek to release second quarter operating results after the close on August 12, 2010 and host investor conference call on August 13, 2010 at 8:30am EDT. Flotek will hold its Annual Stockholders Meeting on August 13, 2010 at 2:00pm CDT at the Flotek Corporate Offices.

•	Flotek announces retirement of Jerry Dumas as Chairman of the Company’s Board of Directors; Board elects John Chisholm as Chairman of the Board.

•	Flotek announces it has appointed Hein & Associates, LLP as new independent auditors to replace UHY, LLP.

•	Flotek provides an update on operations.

Flotek Industries, Inc. (“Flotek” or the “Company”) (NYSE: FTK) announced today it will release operating results for the three months ending June 30, 2010 after the market close on August 12, 2010. The Company will also host a conference call on Friday, August 13, 2010 at 8:30am Eastern Daylight Time to discuss its operating results for the second quarter of 2010.

Prior to the call the Company will provide information to investors who wish to participate in the call telephonically. The call will also be broadcast on the Flotek website at www.flotekind.com.

Annual Meeting Date Set

Flotek will host its Annual Stockholders Meeting on August 13, 2010 at 2:00pm Central Daylight Time. The meeting will be held at Flotek’s Corporate Offices located at 2930 West Sam Houston Parkway North, Suite 300, Houston, Texas. Proxy materials will be mailed to stockholders of record as of July 7, 2010 on or about July 16, 2010.

Flotek stockholders will be asked to vote for a slate of directors for the coming year. The slate will include current directors John Chisholm, Kenneth Hern, John Reiland and Richard Wilson and new nominee L.V. “Bud” McGuire. Additional information on each nominee is contained in the Company’s definitive proxy statement.

Stockholders will also be asked to approve a number of other items including approval of the Company’s Long Term Incentive Plan and items related to the Company’s new credit facility agreed to earlier this year.

2930 W. Sam Houston Pkwy N.

Suite 300

Houston, Texas 77043

phone: 713-849-9911

Chairman Jerry Dumas Retires from Flotek Board of Directors

In conjunction with his scheduled retirement from the Company, Jerry Dumas, Flotek’s long-time Chairman and Chief Executive Officer has submitted his resignation as a Director of the Company, effective immediately. The Board accepted Mr. Dumas’ resignation.

“On behalf of the Flotek community I thank Jerry Dumas for his years of service and dedication to Flotek,” said John Chisholm, President of Flotek. “For over a decade, Jerry’s stewardship built Flotek from a fledgling oilfield services company to a respected specialty oilfield chemical, downhole tool and artificial lift company listed on the New York Stock Exchange. While cyclical pressures in the oil patch have created challenges for our Company they do not diminish Jerry’s vision for and leadership of Flotek over the years.”

Flotek’s Board of Directors has elected John Chisholm as Chairman of the Company’s Board of Directors, effective immediately.

Flotek Changes Independent Auditors

In a filing with the Securities and Exchange Commission Flotek has selected Hein & Associates, LLP to replace UHY, LLP as the Company’s independent auditors. The Audit Committee of the Company’s Board of Directors has approved the change.

UHY’s reports on the Company’s consolidated financial statements for each of the years ended December 31, 2009 and December 31, 2008 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2009 and December 31, 2008 and through July 7, 2010, there were no disagreements between the Company and UHY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to UHY’s satisfaction, would have caused UHY to make a reference to the subject matter of the disagreement in connection with its report for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

“We appreciate UHY’s dedication and service to Flotek over the years,” said Chisholm. “The Audit Committee felt a fresh independent auditor was in the best interest of Flotek and its stakeholders and our Board of Directors looks forward to its relationship with Hein & Associates.”

2930 W. Sam Houston Pkwy N.

Suite 300

Houston, Texas 77043

phone: 713-849-9911

Operational Update

Flotek expects to report second quarter operational results after the market close on August 12, 2010 and hold a conference call to discuss results on August 13, 2010. While the Company is still in the process of completing its financial statements for the quarter, Flotek provides the following highlights from activity in the quarter.

Revenues continued to improve from first quarter levels and the Company expects second quarter revenues between $27 million and $30 million. Monthly revenues continue to trend higher, a result of improved oilfield activity, positive adjustments to Flotek’s marketing and sales program and penetration of new markets.

Chemical sales trended higher in the quarter, a result of increase oilfield activity. Highlights in the quarter include increased sales in Canada and Mexico. In addition, efforts to penetrate the enhanced oil recovery market with Flotek surfactants in combination with CO2 floods are showing early signs of success. Continued success in international marketing is expected to lead to third quarter revenues from new international contracts.

The downhole tool business trended higher in the second quarter. The Company’s Teledrift division saw an increase in opportunities as a result of new marketing initiatives, including the transition from agent-based sales to direct sales efforts. In addition, Teledrift successfully completed its first work for Saudi Aramco in the second quarter and the Company expects the relationship to continue to mature in the second half of the year.

New contracts and additional work from existing customers continue to provide modest growth in the Company’s artificial lift division. As discussed during the Company’s first quarter conference call, Flotek received a significant contract from a large Powder River Basin Coal Bed Methane production company that should begin to provide meaningful revenue in the third quarter. While revenues were relatively flat with the first quarter, revenues accelerated in June as a result of new work ahead of the official July start date of the new contract.

2930 W. Sam Houston Pkwy N.

Suite 300

Houston, Texas 77043

phone: 713-849-9911

Flotek continues to focus on creating efficiencies in its cost structure through cost reduction at both the field and corporate levels. In addition, the Company expects to show a reduction in outside, professional fees in the second quarter. The Company will post a non-cash, stock compensation charge in the quarter related to Mr. Dumas’ retirement and Mr. Chisholm’s employment agreement.

“We continue to make steady progress in stabilizing Flotek’s financial position through execution of our business plan, an improvement in business opportunities and strategic cost reductions,” added Chisholm. “While we still have significant work ahead of us, the Flotek team has achieved much in the first six months of the year and is prepared to continue its work to create value for all of Flotek’s stakeholders.”

About Flotek Industries, Inc.

Flotek is a global developer and distributor of innovative specialty chemicals and down-hole drilling and production equipment. Flotek manages automated bulk material handling, loading and blending facilities. It serves major and independent companies in the domestic and international oilfield service industry. Flotek Industries, Inc. is a publicly traded company headquartered in Houston, Texas, and its common shares are traded on the New York Stock Exchange under the ticker symbol “FTK.”

For additional information, please visit Flotek’s web site at www.flotekind.com.

Forward-Looking Statements:

Certain statements set forth in this Press Release constitute forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934) regarding Flotek Industries, Inc.’s business, financial condition, results of operations and prospects. Words such as expects, anticipates, intends, plans, believes, seeks, estimates and similar expressions or variations of such words are intended to identify forward-looking statements, but are not the exclusive means of identifying forward-looking statements in this Press Release.

Although forward-looking statements in this Press Release reflect the good faith judgment of management, such statements can only be based on facts and factors currently known to management. Consequently, forward-looking statements are inherently subject to risks and uncertainties, and actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. Factors that could cause or contribute to

2930 W. Sam Houston Pkwy N.

Suite 300

Houston, Texas 77043

phone: 713-849-9911

such differences in results and outcomes include, but are not limited to, demand for oil and natural gas drilling services in the areas and markets in which the Company operates, competition, obsolescence of products and services, the Company’s ability to obtain financing to support its operations, environmental and other casualty risks, and the impact of government regulation. Further information about the risks and uncertainties that may impact the Company are set forth in the Company’s most recent filings on Form 10-K (including without limitation in the “Risk Factors” Section) and Form 10-Q, and in the Company’s other SEC filings and publicly available documents. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this Press Release. The Company undertakes no obligation to revise or update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this Press Release.